Exhibit 99.1

LIONHEART ACQUISITION CORP. II ANNOUNCES BUSINESS COMBINATION WITH MSP RECOVERY, A LEADER IN DATA-DRIVEN SOLUTIONS, RECOVERING IMPROPERLY PAID BENEFITS ON BEHALF OF MEDICARE, MEDICAID AND COMMERCIAL PAYERS

ONE OF THE TOP THREE LARGEST SPAC TRANSACTIONS ANNOUNCED TO DATE
UPON CLOSING COMBINED COMPANY TO BE LISTED ON NASDAQ

•	MSP’s data-driven solutions discover improperly paid claims out of the $3.6 trillion paid by healthcare payers yearly, and pursues them against primary payers and responsible parties.
•	Combination with Lionheart Acquisition Corp. II will provide gross proceeds of approximately $230 million to MSP, assuming no redemptions by Lionheart’s public stockholders, to support current operations and expand existing and new market growth opportunities.
•	MSP Recovery Founder and CEO, John H. Ruiz, to lead the combined company.
•	Pro forma enterprise value of the combined company is approximately $32.6 billion.
•	Upon completion of the business combination and subject to compliance with the law, Lionheart stockholders who do not redeem their shares are expected to collectively receive approximately 1.029 billion additional warrants ("Additional Warrants”), with each such stockholder receiving at least 35 Additional Warrants, each with a 5-year tenor and being exercisable for one share of MSP common stock at an $11.50 strike price.
•	No dilution expected to result from the Additional Warrants, as the MSP founders have agreed to sell an equivalent number of securities back to MSP in connection with the exercise of Additional Warrants, for the same value as the exercise price of the Additional Warrants.
•	Upon closing, the combined company is expected to list on Nasdaq under the ticker symbol “MSPR”.

MIAMI, FLA, JULY 12, 2021 – MSP Recovery, LLC (“MSP”), specializing in Medicare Secondary Payer recovery rights and the recovery of improperly paid Medicaid, and commercial payments was founded in 2014. Lionheart Acquisition Corp. II (Nasdaq: LCAP, “Lionheart”), a special purpose acquisition company, today announced a definitive agreement for a business combination that would result in MSP Recovery becoming a publicly listed company.

Upon the closing of the transaction, the combined company will be named MSP Recovery, and its common stock, existing warrants and the Additional Warrants are expected to trade on Nasdaq under the new ticker symbols “MSPR”, “LCAP W”, and “MSPR W”, respectively. The pro forma enterprise value of the combined company is approximately $32.6 billion. Upon closing, at that valuation, the transaction would be one of the top 3 largest SPAC transactions ever.

MSP is currently pursuing the more than $50 billion it owns in billed amounts against insurance companies that have primary payment responsibility as well as medical and pharmaceutical manufacturers that either caused the expenditure of medical treatment or inflated their prices against the law. MSP’s $50 billion in billed amounts is projected to grow to $263 billion.

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MSP has received historical financial backing from investment partners, including Virage Capital Management LP (“Virage”) and its managed private investment vehicle, Virage Recovery Master LP (“VRM”) which launched in 2018, raising nearly $440 million from U.S. and European institutional investors to invest in certain claims recovery rights with MSP. VRM investors have agreed to convert a significant portion of VRM’s expected return from its investment with MSP into shares of the public company once the transaction has closed.

MSP will continue to be managed by its existing senior executive team, led by Chief Executive Officer, John H. Ruiz, a Martindale-Hubbell “AV Rated” attorney, and architect of its proprietary healthcare reimbursement data analytics platform.

MSP is an industry pioneer in obtaining reimbursements for Medicare, Medicaid, commercial insurance, and other healthcare entities from parties which should have paid the claims in the first place.

Considering the Centers for Medicare & Medicaid Services reviews less than two tenths of a percent of the more than one billion claims Medicare receives a year—there is a high frequency of improper payments.

MSP provides a data-driven solution to secure recoveries against responsible parties and provides the healthcare industry with comprehensive compliance solutions. Today there is no nationally integrated system to identify improper healthcare payments. As a consequence, primary payers, such as property and casualty insurers, do not always properly report and reimburse healthcare entities. Data legacy challenges, billing delays, and reconciliation issues make it difficult to efficiently identify these improper payments and the proper payers. MSP addresses this problem.

"MSP identified fragmented data infrastructure both in the insurance and healthcare industries and developed a revolutionary solution: a pioneering data analytics platform that efficiently identifies and uncovers historical waste, helps to support the long-term sustainability of Medicare and Medicaid programs, and recovers monies owed to hospitals, health insurance companies and medical providers,” said Ophir Sternberg, Chairman and CEO of Lionheart. “Unlocking this explosive growth asset class, which has historically only been available to institutional investors, is exactly the type of opportunity that Lionheart has set out to bring to its shareholders.”

“Medicare and Medicaid pay billions of dollars of healthcare claims they should not pay. This harms taxpayers, the underprivileged, and America’s senior citizens. MSP developed a proprietary data analytics system to discover and recover improper payments through a multi-faceted legal strategy and big data platform,” says Mr. Ruiz. “Our tools help fix this broken system. Many of the nation's largest healthcare organizations rely on MSP to maximize their recovery potential, increase revenue and reduce expenses, while complying with Medicare and Medicaid laws.”

“Over the nearly five years that we’ve invested in the MSP management team, we’ve been consistently impressed by its vision, work ethic and execution,” says Edward Ondarza, Founder and Managing Director of Virage. “John Ruiz and his team have been excellent partners in collaborating with us to develop strategies that have generated favorable rulings from state and federal courts to recover amounts due under federal law from primary payers or other responsible payers legally required to pay for the claims.”

MSP’s proprietary data analytics system of waste discovery, recovery and prevention was designed by leading experts in data, Medicare, Medicaid, commercial, and secondary payer laws, to efficiently identify proper payers and recover reimbursements across the healthcare industry.

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MSP’s proprietary multi-level data-analytics platform currently deploys more than 1,400 algorithms and other leading technology to aggregate and analyze data from more than 600 data funnels to identify and pursue recoverable claims. The funnels are applied to data from more than 100 leading healthcare providers and insurance company clients, legal filings from across the country, including private lien agreements, and numerous third-party databases help enrich this data.

The Lionheart transaction will help enable MSP to accelerate acquisitions of claims portfolios while further scaling and enhancing its data-analytics capabilities within its existing infrastructure. This includes planning and developing next generation technology for new machine learning, artificial intelligence and real-time decision support.

Rulings secured in the last several years have established MSP’s rights to own healthcare reimbursement claims, sue and ultimately recover against responsible parties. The U.S. Department of Justice, when asked by the 11th U.S Circuit Court of Appeals filed an amicus brief. The Department of Justice agreed with the legal methodology MSP utilized to pursue the responsible parties. In that landmark decision, the court went as far as to state, “We agree with Plaintiffs (MSP) on all issues”. Thereafter, all but one of the losing insurers appealed to the U.S Supreme Court. The appeal was denied on June 14, 2021.

Transaction Overview

The business combination values MSP at a $32.6 billion pro forma enterprise value, excluding cash on the balance sheet. The transaction is anticipated to generate gross proceeds of up to approximately $230 million of cash, assuming no redemptions by Lionheart’s public stockholders. These funds will be used to fund operations and growth.

Upon completion of the business combination and subject to compliance with applicable law, approximately 1.029 billion Additional Warrants will be issued to former Lionheart stockholders who have not elected to redeem their shares of Lionheart common stock in connection with the business combination. Each Additional Warrant will represent the right to purchase one share of the combined company’s common stock at $11.50 per share with a 5-year tenor.

No dilution is expected to result from the issuance of the Additional Warrants because the MSP founders have agreed to sell to the combined company for the same value as the exercise price of a share issued pursuant to an Additional Warrant, one share of the combined company’s common stock (or an equivalent security, under certain circumstances) upon the exercise of the Additional Warrants. As a result, on a net basis, following the repurchase of the applicable securities from the MSP Founders, there is anticipated to be no increase in the number of outstanding shares as a result of the exercise of the Additional Warrants.

The board of directors of Lionheart has unanimously approved the proposed transaction, which is expected to be completed in the fourth quarter of 2021, subject to, among other things, the approval by Lionheart’s stockholders and satisfaction or waiver of other customary conditions.

Additional information about the proposed transaction, including a copy of the membership interest purchase agreement, will be provided in a Current Report on Form 8-K to be filed by Lionheart with the Securities and Exchange Commission and available at www.sec.gov as well as online at: www.LCAP2.com.

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Advisors

Keefe, Bruyette & Woods, a Stifel Company, is serving as financial advisor to MSP Recovery. Nomura Securities International, Inc. is serving as financial and capital markets advisor to Lionheart Acquisition Corp II. Weil, Gotshal & Manges LLP is serving as legal counsel to MSP Recovery. DLA Piper LLP is serving as legal counsel to Lionheart Acquisition Corp II.

Investor Webcast Information

Listeners may access an investor webcast hosted by MSP and Lionheart management at 10:00am on July 12, 2021. The webcast is accessible on the Lionheart website here: www.LCAP2.com.

About MSP Recovery

Founded in 2014, MSP Recovery has become a Medicare, Medicaid, commercial, and secondary payer reimbursement recovery leader, disrupting the antiquated healthcare reimbursement system with data-driven solutions to secure recoveries against responsible parties, while providing the industry with comprehensive compliance solutions. For more information, visit: www.msprecovery.com

About Lionheart Acquisition Corp. II

Lionheart Acquisition Corporation II is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, visit: www.LCAP2.com.

About Virage Capital Management LP

Established in 2013, and with total current assets under management of approximately $1.25 billion, Virage provides litigation finance solutions to established law firms and lawyers for a wide range of business purposes. For more information, visit: www.viragecm.com.

Important Information and Where to Find It

In connection with the potential business combination (the “proposed business combination”), a registration statement on Form S-4 (the “Form S-4”) is expected to be filed by Lionheart Acquisition Corporation II (“Lionheart”) with the U.S. Securities and Exchange Commission (the “SEC”). The Form S-4 will include a preliminary proxy statement / prospectus to be distributed to holders of Lionheart’s common stock in connection with Lionheart’s solicitation of proxies for the vote of its stockholders in connection with the proposed business combination and other matters as described in the Form S-4, as well as a prospectus relating to the offer and sale of securities to be issued in connection with the completion of the business combination. This document does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Lionheart and MSP Recovery, LLC (and related entities, “MSP”) urge investors, stockholders and other interested persons to read, when available, the Form S-4, including the proxy statement/prospectus included therein and the amendments thereto as well as any other documents filed with the SEC in connection with the proposed business combination as these materials will contain important information about MSP, Lionheart and the proposed business combination. After the Form S-4 has been filed and declared effective, the definitive proxy statement/prospectus will be mailed to Lionheart’s stockholders as of the record date established for voting on the proposed business combination. Lionheart’s stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Lionheart Acquisition Corporation II, 4218 NE 2nd Avenue, Miami, Florida 3313.

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INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED THEREIN.

Participants in the Solicitation of Proxies

This communication is not a solicitation of a proxy from any investor or securityholder. Lionheart, MSP, and their respective directors, executive officers and other members of their management and employees, including John Ruiz and Frank Quesada, may, under SEC rules, be deemed to be participants in the solicitation of proxies of Lionheart’s stockholders in connection with the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of Lionheart’s directors and executive officers in Lionheart’s Annual Report on Form 10-K filed with the SEC on March 31, 2021, as amended, and other reports filed with the SEC. Additional information regarding the participants will also be included in the Form S-4 that includes the proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

No offer or offering of equity interests or securities of any kind is being made, conducted or extended at this time. This communication is for informational purposes only and does not constitute or include an offer to sell, or a solicitation of an offer to purchase or subscribe for, equity interests or securities of any kind or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  Any such offer or solicitation will be made only in connection with the delivery of a prospectus meeting the requirements of the Securities Act of 1933, as amended (“Securities Act”), or exemptions therefrom.

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Cautionary Note Regarding Forward Looking Statements

This communication includes forward looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and Section 27A of the Securities Act, which include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements are often accompanied with or by words such as “expects”, “plans”, “ projects”,” forecasts”,” estimates”,” intends”, “expects”, “anticipates”, “seeks”, “ targets”, “continues”, “ believes”, “opinion”, “will”, “could”, “future”, “growth”, or “may” (or the negatives thereof) or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward looking statements include, but are not limited to, statements regarding MSP’s plans, goals and objectives, forecasts, budgets or projections and any related assumptions, statements and projections regarding projected MSP claims by paid amounts, projected recovery percentages, forecasts relating to key revenue drivers, earnings growth, gross and cumulative recoveries and the implied enterprise value and Lionheart’s and MSP’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. There is no guarantee that prospects or results or the timing of events included or referred to in this communication will be achieved or that MSP will be able to implement successfully its investment strategy or achieve its investment objectives or return targets. Accordingly, we caution you against relying on forward-looking statements. Forward looking statements also are subject to a number of significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those express or implied in the forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are inherently subject to significant business, economic and competitive uncertainties and contingencies, and are beyond the control of MSP and Lionheart and are difficult to predict. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Factors that may cause such differences include, but are not limited to, the occurrence of any event, change, or other circumstances that could give rise to the termination of the Membership Interest Purchase Agreement (the “Agreement”); the outcome of any legal proceedings that may be instituted against Lionheart or MSP or affiliated companies following the announcement of the proposed business combination; the inability to complete the proposed business combination on the expected time frame or at all, including due to failure to obtain approval of Lionheart’s stockholders, certain regulatory approvals, or the satisfaction of other conditions to closing in the Agreement; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the proposed business combination to fail to close; the inability to obtain or maintain the common stock listing on the Nasdaq Stock Market following the proposed business combination; a delay or failure to realize the expected benefits of the proposed business combination; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things: future economic, financial, lending, competitive and market conditions, including healthcare spending fluctuations; future costs of and returns on capital; leverage and lending costs and terms; operating costs and future business, investment, holding and sale decisions and costs; the risks associated with MSP’s business, including, among others, MSP’s ability to capitalize on its assignment agreements and recover monies that were paid by the assignors; litigation results; the validity of the assignments of claims to MSP; a determination that MSP’s claims are not reasonable, related or necessary; the failure of MSP’s clients to renew their agreements with MSP (or terminate those agreements early); MSP’s claims being within applicable statutes of limitations; the inability to successfully expand the scope of MSP’s claims or obtain new data and claims from MSP’s existing assignor base or otherwise; the limited number of MSP’s assignors and the associated concentration of MSP’s current and future potential revenue; internal improvements to claims and retail billing processes by MSP’s clients that reduce the need for and revenue generated by MSP’s products and services; healthcare spending fluctuations; programmatic changes to the scope of benefits and limitations to payment integrity initiatives that reduce the need for MSP’s services; delays in implementing MSP’s services to its claims; system interruptions or failures; cyber-security breaches and other disruptions that could compromise MSP’s data; MSP’s failure to maintain or upgrade its operational platforms; MSP’s failure to innovate and develop new solutions, or the failure of those solutions to be adopted by MSP’s existing and potential assignors; MSP’s failure to comply with applicable privacy, security and data laws, regulations and standards, including with respect to third party providers; changes in legislation related to healthcare programs and policies; changes in the healthcare market; negative publicity concerning healthcare data analytics and payment accuracy; competition; successfully protecting MSP’s intellectual property rights; the risk that third parties may allege infringement of their intellectual property; changes in the healthcare regulatory environment and the failure to comply with applicable laws and regulations or the increased costs associated with any such compliance; failure to manage MSP’s growth; the inability to attract and retain key personnel; MSP’s reliance on its senior management team and key employees and the loss it could sustain if any of those employees separated from the business; the failure of vendors and providers to deliver or perform as expected, or the loss of such vendors or providers; MSP’s geographic concentration; MSP’s relatively limited operating history, which makes it difficult to evaluate its current or future business prospects; the impact of the ongoing COVID-19 pandemic; and the risk that MSP may not be able to develop and maintain effective internal controls. The foregoing list of factors is not exhaustive. If any of these risks materialize or MSP’s assumptions prove incorrect, actual results may differ materiality from the results implied by these forward-looking statements. There may be additional risks that we do not presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Lionheart’s most recent filings with the SEC and will be contained in the Form S-4, including the proxy statement/prospectus, to be filed with the SEC in connection with the proposed business combination. This communication speaks only as of the date indicated, and the statements, expressions, information and data included therein may change and may become stale, out-of-date or no longer applicable. We do not have, and do not undertake, any obligation to update, amend or revise this communication (or to provide new, amended or revised materials), including with respect to any forward-looking statements, whether as a result of new information, future events, changed plans or circumstances or any other reason, except as required by law. The communication should not be relied upon as representing our assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the communication, including the forward-looking statements.

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Contacts:

For Media:

ICR, Inc.

Tom Vogel

Tom.Vogel@icrinc.com

For Investors:

ICR, Inc.

Marc Griffin

Marc.Griffin@icrinc.com

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